SCHRODER U.S. SMALLER COMPANIES FUND
                                 Advisor Shares
                        Prospectus dated October 1, 1997

1. The Advisor Shares Prospectus dated March 1, 1997 is hereby redated October 1, 1997.
2.   Insert the following text on page 4, under "Financial Highlights."

FINANCIAL HIGHLIGHTS

         The financial highlights of the Fund are presented below to assist you in evaluating per share performance of the Fund and its Advisor Shares for the periods shown. Prior to December 23, 1996, the Fund offered one class of shares
- Investor Shares. Investor Shares' highlights are shown for the years ended October 31, 1996, 1995, 1994 and 1993 (which have had a lower expense ratio and higher performance than Advisor Shares). Advisor Shares are shown for the period December 23, 1996 (commencement of operations) through May 31, 1997. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the period ended May 31, 1997, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling (800) 290-9826.

                                                  ADVISOR SHARES                      INVESTOR SHARES
                                                   Period Ended                          Year Ended
                                                     May 31,                           October 31,
                                                     1997(b)         1996(a)       1995         1994       1993(c)
                                              ----------------  ---------------------------------------------------
 Net Asset Value, Beginning of Period               $11.89         $15.14       $11.81        $10.99         $10.00
 Investment Operations:
   Net Investment Income (Loss)                    (0.03)(d)     (0.06)(d)      (0.04)        (0.07)          (0.02)
   Net Realized and Unrealized Gain (Loss) on        1.38           4.10         3.78          0.97            1.01
   Investments                                       ----           ----         ----          ----            ----
   Total from Investment Operations                  1.35           4.04         3.74          0.90            0.99
                                                     ----           ----         ----          ----            ----
 Net Asset Value, End of Period                     $13.24         $17.23       $15.14        $11.81          $10.99
                                                    ======         ======       ======        ======          ======
 Total Return                                       11.35%         29.35%       32.84%         8.26%          9.90%
 Ratio/Supplementary Data:
 Net Assets at the End of Period (000's Omitted)      $81         $13,743       $15,287       $13,324        $12,489
 Ratios to Average Net Assets:
 Expenses Including Reimbursement/Waiver          1.74%(d)(e)   1.49%(d)(e)      1.49%         1.45%         2.03%(e)
 Expenses Excluding Reimbursement/Waiver         57.02%(d)(e)       N/A           N/A           N/A            N/A
 Net Investment Income (loss) Including
   Reimbursement/Waiver                          (0.67)%(d)(e) (0.35)%(d)(e)    (0.30)%       (0.58)%        (0.99)%
 Average Commission Rate(f)                         $0.0584       $0.0583         N/A           N/A            N/A
 Portfolio Turnover Rate(g)                         34.45%         58.50%       92.68%        70.82%          12.58%

-----------------------------------------------
(a) Effective May 1, 1997, the Fund changed its fiscal year end to May 31 from October 31. The Fund converted to Core and Gateway(R)on August 15, 1996.
(b)  On December 23, 1996, the Advisor Shares commenced operations.
(c)  The Fund commenced operations on August 6, 1993.
(d) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(e)  Annualized.
(f) For the fiscal year 1996 and thereafter, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of equity securities. The rate shown for the period ended May 31, 1997 represents the average commission per share paid by the Portfolio from November 1, 1996 through May 31, 1997. For the years ended October 31, 1996, 1995, 1994 and 1993, the rate shown represents the average commission per share paid by the Fund while it was making investments directly in securities.
(g) Portfolio turnover rate represents the rate of portfolio activity. The rate shown for the period ended May 31, 1997 represents portfolio activity of the Portfolio from November 1, 1996 through May 31, 1997. The rate shown for the year ended October 31, 1996 represents portfolio activity of the Fund prior to the Core and Gateway conversion (namely, November 1, 1995 through August 15, 1996). The blended rate for both the Fund and the Portfolio for the fiscal year ended October 31, 1996 is 105.13%.

3. The third paragraph in the section "Management of the Fund -- Investment Adviser and Portfolio Managers" on Page 10 of the Prospectus is replaced in its entirety by the following paragraph:

Fariba Talebi, a Vice President of the Trust, a Group Vice President of SCMI and a Director of Schroder Capital Management Inc. with the assistance of the special small cap investment team is primarily responsible for the day-to-day management of the Portfolio's investments and has managed the Portfolio since its inception. Ms. Talebi has been employed by SCMI in the investment research and portfolio management areas since 1987.

SCHRODER U.S. SMALLER COMPANIES FUND
ADVISOR SHARES

This fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of companies domiciled in the United States that have market capitalizations of $1.5 billion or less. It is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in smaller companies. Current income will be incidental to the objective of capital appreciation.

                                     [Logo]

                            YOUR WINDOW ON THE WORLD

Schroder U.S. Smaller Companies Fund (the 'Fund'), a series of Schroder Capital Funds, (Delaware) (the 'Trust'), seeks to achieve its investment objective by investing substantially all of its assets in Schroder U.S. Smaller Companies Portfolio (the 'Portfolio'), which invests, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ('Schroder Core'), an open-end management investment company under the Investment Company Act of 1940 (the '1940 Act'). The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience. See 'Other Information -- Fund Structure.'

This prospectus sets forth concisely the information you should know before investing and should be retained for further reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the 'SAI') which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ('SEC') and is available along with other related materials for reference on the their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                   PROSPECTUS
                                                                   March 1, 1997

PROSPECTUS SUMMARY

         This prospectus offers Advisor Class shares ('Advisor Shares' or 'Shares') of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the 1940 Act. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

         OBJECTIVE.  Capital appreciation.

         STRATEGY. Invests at least 65% of its total assets in equity securities of companies domiciled in the United States that have market capitalizations, at the time of purchase, of $1.5 billion or less.

     INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ('SCMI'), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See 'Management of the Fund -- Investment Adviser and Portfolio Manager.'

     ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ('Schroder Advisors') serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ('Forum') serves as the Fund's sub-administrator.

         PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ('IRA') is $2,000. The minimum subsequent investment is $2,500. See 'Investment in the Fund -- Purchase of Shares' and ' -- Redemption of Shares.'

         DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See 'Dividends, Distributions and Taxes.'

         RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in smaller companies. Investment in smaller companies involves risks in addition to those normally associated with investments in equity securities of large capitalization companies. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

         The Fund's net asset value ('NAV') varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see 'Risk Considerations.'

================================================================================

               FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
        PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
                 PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU
                                    INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE) (1-800-290-9826)          SCHRODER SERIES TRUST (1-800-464-3108)
Schroder International Fund                                 Schroder Equity Value Fund
Schroder Emerging Markets Fund --                           Schroder Small Capitalization Value
Institutional Portfolio Fund                                Schroder High Yield Income Fund
Schroder International Smaller Companies Fund               Schroder Investment Grade Income Fund
Schroder U.S. Smaller Companies Fund                        Schroder Short-Term Investment Fund
Schroder U.S. Equity Fund

================================================================================


EXPENSES OF INVESTING IN THE FUND

FEE TABLE

         The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares. The Annual Fund Operating Expenses reflect projected fees, expenses and waivers for the current fiscal year.
Annual Fund Operating Expenses (as a percentage of average net assets)(1)
         Management Fees(2)(3).........................................0.53%
         12b-1 Fees(4).................................................None
         Other Expenses................................................1.21%
         Total Fund Operating Expenses(3)..............................1.74%
(1) The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
(2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(3) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's Total Fund Operating Expenses to 1.74% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See 'Management of the Fund -- Expenses.' Without fee waivers, Management Fees and Total Fund Operating Expenses would be 0.85% and 2.06%, respectively.
(4) In the future, subject to the approval of the Trust's Board of Trustees, 12b-1 fees may be charged at an annual rate of up to 0.50%.

EXAMPLE
         The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example is based on the expenses listed above, and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

         1 year........................................................$ 18
         3 years.......................................................$ 55
         5 years.......................................................$ 94
         10 years......................................................$205

FINANCIAL HIGHLIGHTS

         The financial highlights of the Fund are presented below to assist you in evaluating per share performance of the Fund. Information presented is for Investor Shares as Advisor Shares were not issued for the periods shown. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.


                                                          Year Ended October 31,
                                                       --------------------------------         August 6, 1993 (b) -
                                                      1996(a)         1995          1994          October 31, 1993
-------------------------------------------------- -------------- ------------- ------------- -------------------------
Net Asset Value, Beginning of Period                  $15.14         $11.81        $10.99           $10.00
                                                      ------         ------        ------           ------
Investment Operations:
     Net Investment Loss                               (0.06)(c)      (0.04)        (0.07)           (0.02)
     Net Realized and Unrealized Gain (Loss)            4.10           3.78           .097            1.01
                                                        ----           ----           ----            ----
Total from Investment Operations                        4.04           3.74          0.90             0.99
                                                        ----           ----          ----             ----
Distributions from Net Realized Gain                   (1.95)         (0.41)        (0.08)           -----
                                                       ------         ------        ------           -----
Net Asset Value, End of Period                       $ 17.23        $ 15.14       $ 11.81           $10.99
                                                     =======        =======       =======           ======
Total Return                                           29.35%         32.84%         8.26%            9.90%
Ratios/Supplementary Data:
     Net Assets, End of Period (Thousands)         $13,743        $15,287       $13,324          $12,489
     Ratio of Expenses to Average Net Assets       1.49%(c)(d)         1.49%         1.45%            2.03%(e)
     Ratio of Net Investment Loss to Average
       Net Assets                                  (0.35%)(c)(d)      (0.30)%       (0.58)%          (0.99%)(e)
     Portfolio Turnover Rate(f)                      58.50%           92.68%        70.82%           12.58%
     Average Brokerage Commission Rate(g)            $0.0583          N/A             N/A               N/A

(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(b) Commencement of operations.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) During the year ended October 31, 1996, various fees were waived. Had such waivers not occurred, the ratio of expenses to average net assets would have been 1.80% and the ratio of net investment loss to average net assets would have been (0.66)%, both of which include the Fund's proportionate share of income and expenses of the Portfolio.
(e) Annualized.
(f) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996 represents the portfolio turnover rate of the Portfolio.
(g) The average commission per share represents the amount paid to brokers on the purchase and sale of portfolio securities while the Fund was making investments directly in securities.

INVESTMENT OBJECTIVE

         The investment objective of the Fund is capital appreciation. Current income is incidental to the objective of capital appreciation. The Fund is not intended for investors whose objective is assured income or preservation of capital. It is, rather, appropriate for investors who can bear the special risks associated with investment in smaller capitalization companies.

The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

         Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the 'Schroder Core Board'), it applies equally to the Fund and the Trust's Board of Trustees (the 'Trust Board'). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

         The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

         Under normal market conditions, the Portfolio will seek to achieve its investment objective by investing, at least 65% of its total assets in equity securities of United States-domiciled companies that at the time of purchase have market capitalizations of $1.5 billion or less. (Market capitalization means the market value of a company's outstanding stock.)

         In its investment approach, SCMI will identify securities of companies that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. SCMI's assessment of the competency of an issuer's management will be an important investment consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they could help the Portfolio attain its objective. These criteria can be changed by the Schroder Core Board, without shareholder approval.

         The Portfolio will invest principally in equity securities, namely, common stocks; securities convertible into common stocks; or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when SCMI believes that such investments are warranted to achieve the Portfolio's investment objective.

         The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. The Portfolio intends to invest no more than 25% of its total assets in unseasoned companies.

     Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, the Portfolio intends to invest no more than 5% of its net assets
in  debt  securities  rated  below  Baa  by  Moody's  Investors  Service,   Inc.
('Moody's') or BBB by Standard & Poor's Ratings Services ('S&P') (such securities are commonly known as 'high yield/high risk' securities or 'junk bonds'),

and it will not invest in debt securities that are in default. Prices of high yield/high risk securities are generally more volatile than prices of higher rated securities; and junk bonds are generally deemed more vulnerable to default on interest and principal payments. It should be noted that even bonds rated Baa by Moody's or BBB by S&P are described by them as having speculative characteristics; changes in economic conditions or other circumstances are more likely to weaken the ability of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other agencies. See the SAI for information about the risks associated with investing in junk bonds.

         For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits in U.S. banks. See 'Investment Policies' in the SAI for further information about these securities.

         The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

         COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Portfolio may be traded in the over-the-counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the 'book value' of an issuer or other objective measure of a company's worth.

         Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

         The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

         REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Portfolio are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

         ILLIQUID AND RESTRICTED SECURITIES. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ('restricted securities'). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold (pursuant to Rule 144A under the Securities Act of 1933, as amended), to qualified institutional purchasers. If SCMI determines that a 'Rule 144A security' is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See 'Investment Policies -- Illiquid and Restricted Securities' in the SAI for further information.

         LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total asset value. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

         The Portfolio may lend its securities if it maintains collateral in a segregated account, and its liquid assets are equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The
Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

         OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as 'Hedging Instruments.' In general, the Portfolio may use Hedging Instruments:
(1) to protect against declines in the market value of the portfolio's securities or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments the Portfolio is authorized to use have certain risks associated with them, including (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of SCMI to predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under 'Options and Futures Transactions' in the SAI.

         SHORT SALES AGAINST-THE-BOX. The Portfolio may not sell securities short except in 'short sales against-the-box.' For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities 'in the box;' and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. See 'Short Sales Against-the-Box' in the SAI for further details.


RISK CONSIDERATIONS

         SMALLER COMPANIES. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     UNSEASONED ISSUERS. Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

MANAGEMENT OF THE FUND

   SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996 --
                                OVER $130 BILLION

                          [SCHRODER WORLD MAP GRAPHIC]

 THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
       BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE,
          JAKARTA, SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

             TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND
            SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARDS OF TRUSTEES

         The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading 'Management, Trustees and Officers.'

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

     As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI is entitled to receive a monthly advisory fee at the annual rate of 0.60% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

         SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the 'Schroder Group'), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

         The investment management team of Fariba Talebi (a Vice President of the Trust and a Group Vice President of SCMI) and Ira Unschuld (a Vice President of the Trust and of SCMI) with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments and has so managed the Portfolio since its inception. Ms. Talebi and Mr. Unschuld have been employed by SCMI in the investment research and portfolio management areas since 1987 and 1990, respectively.

         The Fund began pursuing its investment objective through investment in the Portfolio on August 15, 1996. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. See 'Other Information -- Fund Structure.' Accordingly, the Trust has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, it will pay SCMI an advisory fee, payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets for the first $100 million; 0.40% on the next $150 million; and 0.35% of the Fund's average daily net assets greater than $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as Schroder Core's Investment Advisory Contract with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the contract).

ADMINISTRATIVE SERVICES

         On behalf of the Fund, the Trust has entered into an administration contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.25% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Fund's average daily net assets.

         Schroder Advisors and Forum provide similar services to the Portfolio. Schroder Advisors provides such services without compensation. The Portfolio pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets for its sub-administration services.


DISTRIBUTION PLAN AND SHAREHOLDER SERVICE PLAN

         Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 as a registered broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds. The Trust may compensate Schroder Advisors under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the 'Distribution Plan') by the Trust on behalf of the Fund's Advisor Shares. Schroder Advisors, in turn, may use these payments to compensate others for services provided, or to reimburse others for expenses incurred, in connection with the distribution of Advisor Shares.

         Payments under the Distribution Plan would be made monthly at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The maximum annual amount payable under the Distribution Plan is currently 0.25%, but no payments will be made under the Distribution Plan with respect to Advisor Shares until the Board so authorizes.

         Payments under the Distribution Plan may be for various types of costs, including: (i) advertising expenses, (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors, (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, 'Service Organizations'). Payments to a particular Service Organization under the Distribution Plan will be calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

         The Trust, on behalf of the Fund, has also adopted a shareholder service plan (the 'Shareholder Service Plan'), pursuant to which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including: (i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services, (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, (iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (iv) arranging for the wiring of funds,
(v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, (vi) integrating periodic statements with other customer transactions and (vii) providing such other related services as the shareholder may request. The maximum amount payable under the Shareholder Service Plan is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

         Payments to a particular Service Organization under the Shareholder Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

EXPENSES

         SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares to 1.74% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of their fees, from time to time.

PORTFOLIO TRANSACTIONS

         SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and seeks 'best execution' of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

         Subject  to  the  Portfolio's   policy  of  obtaining  the  best  price
consistent with quality of execution on transactions, SCMI may employ (a) Schroder Wertheim & Company, Incorporated and its affiliates ('Schroder Wertheim'), affiliates of SCMI, to effect transactions of the Portfolio on the New York Stock Exchange and (b) Schroder Securities Limited and its affiliates ('Schroder Securities'), affiliates of SCMI, to effect transactions of the Portfolio, if any, on certain foreign securities exchanges. Because of the affiliation between SCMI and both Schroder Wertheim and Schroder Securities, the Portfolio's payment of commissions to them is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Wertheim or Schroder Securities, and in no event will either receive any brokerage in recognition of research services.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

         Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses), and would not be expected to increase materially the brokerage commissions paid by the Portfolio. Brokerage commissions are not deemed to be Fund expenses.

CODE OF ETHICS

         The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by 'access persons,' including portfolio managers and invest-
ment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

         Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the 'Transfer Agent'). See 'Other Information -- Shareholder Inquiries'. Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

         Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $10,000, except that the minimum for an IRA is $2,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

     Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Smaller Companies Fund, to:

         Schroder U.S. Smaller Companies Fund --
         Advisor Shares
         P.O. Box 446
         Portland, Maine 04112

         For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

         Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

         Chase Manhattan Bank
         New York, NY
         ABA No.: 021000021
         For Credit To: Forum Financial Corp.
         Account. No.: 910-2-718187
         Ref.: Schroder U.S. Smaller Companies Fund -- Advisor Shares Account of: (shareholder name)
         Account Number: (shareholder account number)

         The wire order must specify the name of the Fund, the shares' class (i.e., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a 'Fund Business Day') will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See 'Net Asset Value' below.

         The Fund's Transfer Agent establishes for each shareholder of record, an open account to which all shares purchased and all reinvested dividends and distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

         The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

         Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

         The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,000. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a 'rollover' contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

EXCHANGES

         Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value.

         An exchange is considered to be a sale of shares for Federal income tax purposes on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

         Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under 'Purchase of Shares') of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See 'Net Asset Value' below.

         BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

         WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

         If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

         ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

         The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed,
(ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

         If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See 'Additional Purchase and Redemption Information' in the SAI.

         The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

         Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

         The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

         Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the 'Valuation Day'), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

         The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and therefore, intends not to be subject to federal income tax. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

         Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing to receive dividends and other distributions in cash.

         After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

         Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

         Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in addi-tional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

         Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

         A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

         The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

         If the Fund's dividends exceed its taxable income in any year all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of shares.

THE PORTFOLIO

         The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been 'passed through' to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

         The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

         The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 28, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate series, each of which has separate investment objectives and policies.

         The Fund currently consists of two classes of shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

         Shares are fully paid and non-assessable, and have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the fund or the class of shares they hold, except as otherwise required by applicable law.

         There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 15, 1997, Schroder Nominees Limited may be deemed to have controlled the Fund for purposes of the 1940 Act.

REPORTS

         The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

         The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

         Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

         Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

         Inquiries about the Fund, including its past performance, should be directed to:

         Schroder U.S. Smaller Companies Fund
         P.O. Box 446
         Portland, Maine 04112

         Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

         The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

         CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

         THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has similar the same investment objective and policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of ('Schroder Core'), a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

         The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, there are two institutional investors in the Portfolio, the Fund and Norwest Advantage Funds' SmallCap Opportunities Fund. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

         The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

         The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

         Under  federal  securities  law,  any  person  or entity  that  signs a registration statement may be liable for a misstatement or omission of a material fact in it. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ('Schroder Core Indemnitees') against certain claims.

         Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses, other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

         CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the
Portfolio: for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders the Fund.

         Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

         INVESTMENT ADVISER
         Schroder Capital Management International Inc.
         787 Seventh Avenue
         New York, New York 10019

         ADMINISTRATOR & DISTRIBUTOR
         Schroder Fund Advisors Inc.
         787 Seventh Avenue
         New York, New York 10019

         SUB-ADMINISTRATOR
         Forum Administrative Services, Limited Liability Company
         Two Portland Square
         Portland, Maine 04101

         CUSTODIAN
         The Chase Manhattan Bank, N.A.
         Chase MetroTech Center
         Brooklyn, New York 11245

         TRANSFER AND DIVIDEND DISBURSING AGENT
         Forum Financial Corp.
         P.O. Box 446
         Portland, Maine 04112

         INDEPENDENT ACCOUNTANTS
         Coopers & Lybrand, L.L.P.
         One Post Office Square
         Boston, Massachusetts 02109


TABLE OF CONTENTS

PROSPECTUS SUMMARY............................................2
EXPENSES OF INVESTING IN THE FUND.............................3
Fee Table.....................................................3
Example.......................................................3
FINANCIAL HIGHLIGHTS..........................................4
INVESTMENT OBJECTIVE..........................................5
INVESTMENT POLICIES...........................................5
RISK CONSIDERATIONS...........................................8
MANAGEMENT OF THE FUND........................................9
Boards of Trustees............................................9
Investment Adviser and Portfolio
Managers......................................................9
Administrative Services.......................................10
Distribution Plan and Shareholder
Service Plan..................................................10
Expenses......................................................12
Portfolio Transactions........................................12
Code of Ethics................................................12
INVESTMENT IN THE FUND........................................13
Purchase of Shares............................................13
Retirement Plans and Individual
 Retirement Accounts..........................................14
Exchanges.....................................................14
Redemption of Shares..........................................14
Net Asset Value...............................................16
DIVIDENDS, DISTRIBUTIONS AND TAXES............................16
The Fund......................................................16
The Portfolio.................................................17
OTHER INFORMATION.............................................17
Capitalization and Voting.....................................17
Reports.......................................................18
Performance...................................................18
Custodian and Transfer Agent..................................19
Shareholder Inquires..........................................19
Service Organizations.........................................19
Fund Structure................................................19




[Schroders Logo]

--------------------------------------------


         SCHRODER
         U.S. SMALLER
         COMPANIES
         FUND

         ADVISOR SHARES

         PROSPECTUS

         March 1, 1997

         Schroder Capital Funds (Delaware)

                      SCHRODER U.S. SMALLER COMPANIES FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 1997

--------------------------------------------------------------------------------


                                 [WORLD GRAPHIC]


INVESTMENT ADVISER
------------------
Schroder Capital Management International Inc. ("SCMI")

ADMINISTRATOR AND DISTRIBUTOR
-----------------------------
Schroder Fund Advisors, Inc. ("Schroder Advisors")

SUBADMINISTRATOR
----------------
Forum Administrative Services, LLC ("Forum")

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
--------------------------------------------
Forum Financial Corp. ("FFC")

GENERAL INFORMATION:                (207) 879-8903
ACCOUNT INFORMATION:                (800) 344-8332
FAX:                                (207) 879-6206



Investor Shares of Schroder U.S. Smaller Companies Fund (the "Fund") are offered for sale at net asset value with no sales charge as an investment vehicle for individuals, institutions, corporations and fiduciaries. Advisor Shares of the Fund also are offered for sale at net asset value with no sales charge to individual investors, in most cases through Service Organizations (as defined in the prospectus) at lower investment minimums but higher expenses than Investor Shares.

This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's current prospectuses dated October 1, 1997, as amended from time to time (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus and retained for future reference. All terms used in this SAI that are defined in the Prospectus have the meaning assigned in the Prospectus. You may obtain an additional copy of the Prospectus without charge by writing to the Fund at Two Portland Square, Portland, Maine 04101 or calling the numbers printed above.


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         TABLE OF CONTENTS

                  INTRODUCTION.............................. ..................3
                  INVESTMENT POLICIES..........................................3
                  U.S. Government Securities...................................3
                  Bank Obligations.............................................3
                  Short-Term Debt Securities...................................3
                  Repurchase Agreements........................................4
                  High Yield/Junk Bonds .......................................4
                  Illiquid and Restricted Securities...........................5
                  Loans of Portfolio Securities................................5
                  Covered Calls and Hedging....................................5
                  Short Sales Against-the-Box..................................9
                  INVESTMENT RESTRICTIONS......................................9
                  MANAGEMENT..................................................10
                  Officers and Trustees.......................................10
                  Investment Adviser..........................................12
                  Administrative Services.....................................13
                  Distribution of Fund Shares.................................14
                  Service Organizations.......................................15
                  Portfolio Accounting........................................16
                  Fees and Expenses...........................................16
                  PORTFOLIO TRANSACTIONS......................................17
                  Investment Decisions........................................17
                  Brokerage and Research Services.............................17
                  ADDITIONAL PURCHASE AND
                       REDEMPTION INFORMATION.................................18
                  Determination of Net Asset Value Per Share..................18
                  Redemption In-Kind..........................................19
                  TAXATION....................................................19
                  OTHER INFORMATION...........................................20
                  Organization................................................20
                  Capitalization and Voting...................................21
                  Principal Shareholders......................................22
                  Performance Information.....................................22
                  Custodian...................................................23
                  Transfer Agent and Dividend Disbursing Agent................23
                  Legal Counsel...............................................23
                  Independent Accountants.....................................23
                  Registration Statement......................................23
                  Financial Statements........................................23
                  APPENDIX...................................................A-1

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INTRODUCTION

Schroder U.S. Smaller Companies Fund is a diversified, separately managed series of Schroder Capital Funds (Delaware) (the "Trust"), an open-end management investment company currently consisting of eight separate series, each of which has a different investment objective and policies.

The Fund's investment objective is to seek capital appreciations by investing primarily in equity securities of companies domiciled in the U.S. that have market capitalizations, at the time of purchase of $1.5 billion or less. There can be no assurance that the Fund's investment objective will be achieved.

INVESTMENT POLICIES

The Fund's investment objective and policies authorize it to invest in certain types of securities and to engage in certain investment techniques as identified in "Investment Objective" and "Investment Policies" in the Prospectus. The following information supplements the discussion found in those sections by providing additional information or elaborating upon the discussion with respect to certain of those securities and techniques.

U.S. GOVERNMENT SECURITIES

The Fund may invest in obligations issued or guaranteed by the U.S. Government (or its agencies, instrumentalities or government-sponsored enterprises) that have remaining maturities not exceeding one year. Agencies, instrumentalities and government-sponsored enterprises that issue or guarantee debt securities have been established or sponsored by the U.S. Government and include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Student Loan Marketing Association. Except for obligations issued by the United States Treasury, the Government National Mortgage Association and other securities guaranteed by the United States Treasury, there can be no assurance that the U.S. Government will provide financial support to these obligations where it is not obligated to do so.

BANK OBLIGATIONS

The Fund may invest in obligations of U.S. banks (including certificates of deposit and bankers' acceptances) whose total assets at the time of purchase in exceed $1 billion. Such banks must be members of the Federal Deposit Insurance Corporation.

A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

SHORT-TERM DEBT SECURITIES

The Fund may invest in commercial paper -- short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund for temporary defensive purposes consists of direct obligations of domestic issuers that at the time of investment are rated "P-1" by Moody's Investors Service ("Moody's") or "A-1" by Standard and Poor's ("S&P"), or securities which, if not rated, are issued by companies having an outstanding debt issue currently rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the rating "A-1" is the highest commercial paper rating assigned by S&P.

REPURCHASE AGREEMENTS

The Fund may invest in securities subject to repurchase agreements that mature in seven days or less with U.S. banks or broker-dealers. In a typical repurchase agreement the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. SCMI will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. If a seller defaults under a repurchase agreement, the Fund may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. To evaluate potential risks, SCMI reviews the credit-worthiness of banks and dealers with which the Fund enters into repurchase agreements.

HIGH YIELD/JUNK BONDS

The Fund may invest up to 5% of its assets in bonds rated below "Baa" by Moody's or "BBB" by S&P (commonly known as "high yield/high risk securities" or "junk bonds"). Securities rated lower than "Baa" by Moody's or "BBB" by S&P are classified as non-investment grade securities and are considered speculative. Junk bonds may be issued as a consequence of corporate restructurings (such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events) or by smaller or highly leveraged companies. Although the growth of the high yield securities market in the 1980's paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (1) the high yield bond market; (2) the value of high yield securities; and (3) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goal, or to obtain additional financing. In addition, the market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the market for investment grade securities. Under adverse market or economic conditions, the market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's investment adviser.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal laws require the divestiture by federally insured savings and loans associations of their investments in high yield bonds. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. These laws could adversely affect the Fund's net asset value and investment practices, the market for high yield securities, the financial condition of issuers of these securities, and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

ILLIQUID AND RESTRICTED SECURITIES

"Illiquid and Restricted Securities" under "Investment Policies" in the Prospectus sets forth the circumstances in which the Fund may invest in "restricted securities". In connection with the Fund's original purchase of restricted securities it may negotiate rights with the issuer to have such securities registered for sale at a later time. Further, the registration expenses of illiquid restricted securities may also be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund. When registration is required, however, a considerable period may elapse between the decision to sell the securities and the time the Fund would be permitted to sell such securities. A similar delay might be experienced in attempting to sell such securities pursuant to an exemption from registration. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must: (1) on each business day, at least equal the market value of the loaned securities; and (2) must consist of cash, bank letters of credit, U.S. Government securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When lending portfolio securities, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan plus the interest on the collateral securities.(less any finders' or administrative fees the Fund pays in arranging the loan). The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by the Trust's Board of Trustees (the "Trust Board"). The Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or SCMI. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

COVERED CALLS AND HEDGING

As described in the Prospectus, the Fund may write covered calls on up to 100% of its total assets or employ one or more types of Hedging Instruments. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gain in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (1) sell Stock Index Futures; (2) purchase puts on such Futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Fund will normally purchase and then terminate the hedging position), the Fund may: (1) purchase Stock Index Futures; or (2) purchase calls on such Futures or on securities. The Fund's strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Fund's activities in the underlying cash market.

WRITING COVERED CALL OPTIONS. The Fund may write (I.E., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange; and (2) the calls are "covered" (I.E., the Fund owns the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Fund if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gain for federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

The Fund may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

PURCHASING CALLS AND PUTS. The Fund may purchase put options ("puts") that relate to: (1) securities it holds; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio); or (3) broadly-based stock indices. The Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. The fund may purchase calls:
(1) as to securities, broadly-based stock indices or Stock Index Futures; or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Fund would not exceed 5% of the Fund's total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future the Fund owns enables the Fund to attempt to protect itself during the put period against a decline below the exercise price in the value of the underlying investment by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or exceeds the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by the Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

STOCK INDEX FUTURES. The Fund may buy and sell futures contracts only if they relate to broadly-based stock indices ("Stock Index Futures"). A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments (called variation margin) will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options (or as to other acceptable escrow securities) so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Stock Index Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS AND COVERED CALLS. The Fund must operate within certain restrictions as to its long and short positions in Stock Index Futures and options thereon under a rule (the "CFTC

Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Fund will not, as to any positions, whether short, long or a combination thereof, enter into Stock Index Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Fund also must, as to its short positions, use Stock Index Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities (including other investment companies having the same or an affiliated investment adviser). Position limits also apply to Stock Index Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "1940 Act"), when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Stock Index Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks discussed above, there is a risk in using short hedging by selling Stock Index Futures or purchasing puts on stock indices that the prices of the applicable index (thus the prices of the Hedging Instruments) will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the Hedging Instruments, the Fund may use Hedging Instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of such equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used Hedging Instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the Hedging Instruments and also experience a decline in value in its equity securities. However, while this could occur for a very brief period or to a very small degree, the value of a diversified portfolio of equity securities will tend to move over time in the same direction as the indices upon which the Hedging Instruments are based.

If the Fund uses Hedging Instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline; if the Fund then concludes not to invest in equity securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the equity securities purchased.

INVESTMENT RESTRICTIONS

The Fund's significant investment restrictions are described in the Prospectus. The following investment restrictions, except where stated to be non-fundamental policies, are also fundamental policies of the Fund and, together with the fundamental policies and investment objective described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding shares. Under the 1940 Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present or represented by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present; or (2) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot:

   1. Underwrite securities of other companies (except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio);

   2. Invest in commodities or commodity contracts (other than Hedging Instruments, which it may use as permitted by any of its other fundamental policies, whether or not any such Hedging Instrument is considered to be a commodity or a commodity contract);

   3. Purchase securities on margin; however, the Fund may make margin deposits in connection with any Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

   4. Purchase or write puts or calls except as permitted by any of its other fundamental policies;

   5. Lend money except in connection with the acquisition of that portion of publicly-distributed debt securities which the Fund's investment policies and restrictions permit it to purchase (see "Investment Objective" and "Investment Policies" in the Prospectus); the Portfolio may also make loans of portfolio securities (see "Loans of Portfolio Securities") and enter into repurchase agreements (see "Repurchase Agreements");

   6. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the value of the total assets of the Fund; however, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the Hedging Instruments, which it may use as permitted by any of its other fundamental policies;

   7. Invest in companies for the purpose of acquiring control or management thereof;

   8. Invest in interests in oil, gas or other mineral exploration or development programs (but may purchase readily marketable securities of companies which operate, invest in, or sponsor such programs); or

   9. Invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.


MANAGEMENT

OFFICERS AND TRUSTEES

The following information relates to the principal occupations during the past five years of each Trustee and executive officer of the Trust and shows the nature of any affiliation with SCMI. Each of these individuals currently serves in the same capacity for Schroder Core.

PETER E. GUERNSEY, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Insurance Consultant since August 1986; prior thereto Senior Vice President, Marsh & McLennan, Inc., insurance brokers.

JOHN I. HOWELL, 80, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Private Consultant since February 1987; Honorary Director, American International Group, Inc.; Director, American International Life Assurance Company of New York.

CLARENCE F. MICHALIS, 75, c/o the Trust, Two Portland Square, Portland, Maine - Trustee of the Trust; Chairman of the Board of Directors, Josiah Macy, Jr. Foundation (charitable foundation).

HERMANN C. SCHWAB, 77, c/o the Trust, Two Portland Square, Portland, Maine - Chairman and Trustee of the Trust; retired since March, 1988; prior thereto, consultant to SCMI since February 1, 1984.

MARK J. SMITH*, 35, 33 Gutter Lane, London, England - President and Trustee of the Trust; Senior Vice President and Director of SCMI since April 1990; Director and Senior Vice President, Schroder Advisors.

MARK ASTLEY, 33, 787 Seventh Avenue, New York, New York - Vice President of the Trust; First Vice President of SCMI, prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1987.

ROBERT G. DAVY, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCMI and Schroder Capital Management International Ltd. since 1994; First Vice President of SCMI since July, 1992; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1986.

MARGARET H. DOUGLAS-HAMILTON, 55, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Secretary of SCM since July 1995; Senior Vice President (since April 1997) and General Counsel of Schroders Incorporated since May 1987; prior thereto, partner of Sullivan & Worcester, a law firm.

RICHARD R. FOULKES, 51, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Deputy Chairman of SCMI since October 1995; Director and Executive Vice President of Schroder Capital Management International Ltd. since 1989.

ROBERT JACKOWITZ, 30, 787 Seventh Avenue, New York, New York - Treasurer of the First Trust; Vice President of SCM since September 1995; Treasurer of SCM and Schroder Advisors since July 1995; Vice President of SCMI and SCM since April 1997; and Assistant Treasurer of Schroders Incorporated since January 1990.

JOHN Y. KEFFER, 54, Two Portland Square, Portland, Maine - Vice President of the Trust; President of FFC, the Fund's transfer and dividend disbursing agent and other affiliated entities including Forum Financial Services, Inc. and Forum Advisors, Inc.

JANE P. LUCAS, 35, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director and Senior Vice President SCMI; Director of SCM since September 1995; Director of Schroder Advisors since September 1996; Assistant Director Schroder Investment Management Ltd. since June 1991.

CATHERINE A. MAZZA, 37, 787 Seventh Avenue, New York, New York - Vice President of the Trust; President of Schroder Advisors since 1997; First Vice President of SCMI and SCM since 1996; prior thereto, held various marketing positions at Alliance Capital, an investment adviser, since July 1985.

MICHAEL PERELSTEIN, 41, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director since May 1997 and Senior Vice President of SCMI since January 1997; prior thereto, Managing Director of MacKay - Shields Financial Corp.

ALEXANDRA POE, 36, 787 Seventh Avenue, New York, New York - Secretary and Vice President of the Trust; Vice President of SCMI since August 1996; Fund Counsel and Senior Vice President of Schroder Advisors since August 1996; Secretary of Schroder Advisors; prior thereto, an investment management attorney with Gordon Altman

Butowsky Weitzen Shalov & Wein since July 1994; prior thereto counsel and Vice President of Citibank, N.A. since 1989.

THOMAS G. SHEEHAN, 42, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust; Managing Director, Forum Financial Services, Inc. since 1993; prior thereto, Special Counsel, U.S. Securities and Exchange Commission, Division of Investment Management, Washington, D.C.

FARIBA TALEBI, 36, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Group Vice President of SCMI since April 1993, employed in various positions in the investment research and portfolio management areas since 1987; Director of SCM since April 1997.

JOHN A. TROIANO, 38, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Director of SCM since April 1997; Chief Executive Officer, since April 1, 1997, of SCMI and Managing Director and Senior Vice President of SCMI since October 1995; prior thereto, employed by various affiliates of SCMI in various positions in the investment research and portfolio management areas since 1981.

IRA L. UNSCHULD, 31, 787 Seventh Avenue, New York, New York - Vice President of the Trust; Vice President of SCMI since April, 1993 and an Associate from July, 1990 to April, 1993.

CATHERINE S. WOOLEDGE, 55, Two Portland Square, Portland, Maine - Assistant Treasurer and Assistant Secretary of the Trust Counsel, Forum Financial
Services, Inc. since November 1996. Prior thereto, associate at Morrison & Foerster, Washington, D.C. from October 1994 to November 1996, associate corporate counsel at Franklin Resources, Inc. from September 1993 to September 1994, and prior thereto associate at Drinker Biddle & Reath, Philadelphia, PA.

*    Interested Trustee of the Trust within the meaning of the 1940 Act.

Schroder Advisors is a wholly owned subsidiary of SCMI, which is a wholly owned subsidiary of Schroders Incorporated, which in turn is an indirect, wholly owned U.S. subsidiary of Schroders plc. Schroder Capital Management Inc. ("SCM") is also a wholly owned subsidiary of Schroders Incorporated.

Officers and Trustees who are interested persons of the Trust receive no salary, fees or compensation from the Fund. Independent Trustees of the Trust receive an annual fee of $1,000 and a fee of $250 for each meeting of the Trust Board attended by them except in the case of Mr. Schwab, who receives an annual fee of $1,500 and a fee of $500 for each meeting attended. The Fund has no bonus, profit sharing, pension or retirement plans.

The following table provides the fees paid to each Trustee of the Trust for the twelve months ended May 31, 1997.

Name of Trustee                           Aggregate            Pension or     Estimated Annual    Total Compensation
                                  Compensation From   Retirement Benefits        Benefits Upon   From Trust And Fund
                                              Trust    Accrued As Part of           Retirement       Complex Paid To
                                                           Trust Expenses                                   Trustees
------------------------------- -------------------- --------------------- -------------------- ---------------------

Mr. Guernsey                                 $2,250                    $0                   $0                $2,250
Mr. Hansmann                                    750                     0                    0                   750
Mr. Howell                                    2,250                     0                    0                 2,250
Mr. Michalis                                  2,000                     0                    0                 2,000
Mr. Schwab                                    4,000                     0                    0                 4,000
Mr. Smith                                         0                     0                    0                     0

As of August 31, 1997, the officers and Trustees of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

While the Trust is a Delaware business trust, certain of its Trustees or officers are residents of the United Kingdom and substantially all of their assets may be located outside of the U.S. As a result it may be difficult for U.S. investors to effect service upon such persons within the U.S. or to realize U.S. civil judgments against them. Civil remedies and criminal penalties under U.S. federal securities law may be unenforceable in the United Kingdom. Extradition treaties now in effect between the U.S. and the United Kingdom might not subject such persons to effective enforcement of the criminal penalties of such acts.

INVESTMENT ADVISER

SCMI, 787 Seventh Avenue, New York, New York 10019, serves as investment adviser to the Portfolio under an Investment Advisory Agreement between Schroder Core and SCMI. SCMI is a wholly owned U.S. subsidiary of Schroders Incorporated, the wholly owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial service companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services, with funds under management currently in excess of $175 billion as of June 30, 1997.

Under the Investment Advisory Agreement, SCMI is responsible for managing the investment and reinvestment of the Portfolio's assets and continuously reviews, supervises and administers its investments. In this regard, it is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected . SCMI also furnishes to Schroder Core and the Trust Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Portfolio and the Fund.

Under the terms of the Investment Advisory Agreement, SCMI is required to manage the Portfolio's investment portfolio in accordance with applicable laws and regulations. In making its investment decisions, SCMI does not use material inside information that may be in its possession or in the possession of its affiliates.

The Investment Advisory Agreement continues in effect provided such continuance is approved annually: (1) by the holders of a majority of the outstanding voting securities of the Portfolio or by Schroder Core Board; and (2) by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Agreement may be terminated without penalty by vote of the Schroder Core Board or the interstholders of the Portfolio shareholders of the Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to Schroder Core, and it terminates automatically if assigned. The Investment Advisory Agreement also provides that, with respect to the Portfolio, neither SCMI nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its or their duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Agreement.

For providing advisory services to the Portfolio, SCMI is entitled to a fee of 0.50% of its average daily net assets for the first $100 million of the Portfolio's net assets, 0.40% of the next $150 million of average daily assets, and 0.35% of the Portfolio's average daily net assets in excess of $250 million. The following table shows the dollar amount of fees payable under the Investment Advisory Agreement, the amount of fee that was waived by SCMI, if any, and the actual fee received by SCMI. Prior to the Fund's restructuring on August 15, 1996, SCMI collected its advisory fees directly from the Fund.

                                     Advisory Fee   Advisory Fee    Advisory Fee
                                       Payable        Waived          Retained
                                     -------------------------------------------
Period Ended May 31, 1997            $211,277       $35,396          $175,881
Year Ended October 31, 1996          $76,373        $16,090          $60,283
Year Ended October 31, 1995          $71,188        $0               $71,188
Year Ended October 31, 1994          $63,210        $0               $63,210

The Fund currently invests all of its assets in the Portfolio. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Trust retains SCMI as investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment. As long as the Fund remains completely invested in the Portfolio (or any other investment company), SCMI is not entitled to receive an investment advisory fee with respect to the Fund. The investment advisory agreement between the Trust and SCMI with respect to the Fund is the same in all material respects as the Portfolio's Investment Advisory Agreement (except as to the parties, the fee and the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement). During a time that the Fund did not have substantially all of its assets invested in the Portfolio or another investment company, for providing investment advisory services under the investment advisory agreement for the Fund, SCMI would be entitled to receive an advisory fee of 0.60% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES

On behalf of the Fund, the Trust has entered into an Administration Agreement with Schroder Advisors, under which Schroder Advisors provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, if any, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Advisors is a wholly owned subsidiary of SCMI and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.

During any period in which the Fund invests substantially all of its assets in the Portfolio, for providing administrative services Schroder Advisors is entitled to receive from the Fund a fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. During any period in which the Fund invests substantially all of its assets directly in securities, for providing administrative services SCMI would be entitled to receive a monthly fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets. The Administration Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Schroder Advisors or by Schroder Advisors upon 60 days' written notice to the Trust.

The Trust has entered into a Subadministration Agreement with Forum. Under the Subadministration Agreement, Forum assists Schroder Advisors with certain of its responsibilities under the Administration Agreement, including shareholder reporting and regulatory compliance. During any period in which the Fund invests substantially all of its assets in the Portfolio, for providing subadministrative services Forum is entitled to a fee at the annual rate of 0.05% of the Fund's average daily net assets. During any period in which the Fund invests substantially all of its assets directly in securities, for providing administrative services Forum would be entitled to receive a monthly fee from the Fund at the annual rate of 0.10% of the Fund's average daily net assets. The Subadministration Agreement is terminable with respect to the Fund without penalty, at any time, by the Trust Board, upon 60 days' written notice to Forum or by Forum upon 60 days' written notice to the Trust.

Under administration and subadministration agreements with Schroder Core, Schroder Advisors and Forum provide similar services to the Portfolio for which Forum is entitled to separate compensation at the annual rates of 0.10% of the Portfolio's average daily net assets. Schroder Advisors is not entitled to separate compensation for providing such services to the Portfolio. Accordingly, the fees paid by the Fund and/or Portfolio to SCMI and Schroder Advisors may equal up to 0.85% of the Fund's average daily net assets. The Portfolio's administration and subadministration agreements are the same in all material respects as the Fund's respective agreements except as to the parties, the circumstances under which fees will be paid and the fees payable thereunder.

The following table shows the dollar amount of fees payable under the Administration Agreement between the Fund and Schroder Advisors, the amount of fee waived by the Adviser, if any, and the actual fee received by Schroder Advisors. This data reflects fees payable under prior agreements as discussed below.

                                                    Administration Fee    Administration Fee    Administration Fee
                                                    Payable               Waived                Retained
                                                    --------------------- --------------------- ---------------------
Period Ended May 31, 1997                           $26,410               $0                    $26,410
Year Ended October 31, 1996                         $41,063               $26,850               $14,213
Year Ended October 31, 1995                         $35,594               $0                    $35,594
Year Ended October 31, 1994                         $31,690               $0                    $31,690


The Trust formerly had entered into an Administrative Services Contract with Schroder Advisors that had substantially similar terms and provisions in all material respects as those of the Administration Agreement except as to the fees payable and the circumstances under which the fees were paid. Under this contract Schroder Advisors was entitled to a fee, payable monthly, at the annual rate of 0.25% of the first $100 million of Fund's average daily net assets, 0.20% of the next $150 million, and 0.175% on assets in excess of $250 million to the extent the Fund invested directly in securities. During the periods the contract was in effect, the Fund had invested substantially all of its assets in the Portfolio, and, accordingly, Schroder Advisors was entitled to a fee of 0.325% and was obligated to pay a fee to Forum Financial Services, Inc. ("FFSI") at the rate of 0.075% for services provided under a former Sub-Administration Agreement.

Under the former Sub-Administration Agreement among the Trust, SCMI, Schroder Advisors, and FFSI, which had substantially similar terms and provisions in all material respects to the current Subadministration Agreement for the Fund except as to the circumstances under which the fees were paid, payment for FFSI's services was made by Schroder Advisors and was not a separate expense of the Fund.

Under former administration and subadministration agreements with Schroder Core, Schroder Advisors and FFSI provided similar services to the Portfolio for which Schroder Advisors was entitled to compensation at the annual rate of 0.00% of the average daily net assets of the Portfolio and obligated to pay a fee to FFSI of 0.075% for sub-administration services. The Portfolio's administration and subadministration agreements were the same in all material respects as the Fund's respective agreements (except as to the parties, the circumstances under which fees were paid, the fees payable thereunder, and the jurisdiction whose laws govern the agreement).

DISTRIBUTION OF FUND SHARES

Schroder Advisors serves as Distributor of the Fund shares under a Distribution Agreement. Schroder Advisors is a wholly owned subsidiary of Schroders
Incorporated, the parent company of SCMI, and is a registered broker-dealer organized to act as administrator and/or distributor of mutual funds.

Under the Distribution Agreement, Schroder Advisors has agreed to use its best efforts to secure purchases of Fund shares in jurisdictions in which such shares may be legally offered for sale. Schroder Advisors is not obligated to sell any specific amount of Fund shares. Further, Schroder Advisors has agreed in the Distribution Agreement to serve without compensation and to pay from its own resources all costs and expenses incident to the sale and distribution of Fund shares including expenses for printing and distributing prospectuses and other sales materials to prospective investors, advertising expenses, and the salaries and expenses of its employees or agents in connection with the distribution of Fund shares.

Under a Distribution Plan (the "Plan") adopted by the Fund with respect to Advisor Shares only, the Trust may pay directly or may reimburse the investment adviser or a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") (the investment adviser or such registered broker-dealer, if so designated, being a "Distributor" of the Fund's shares) monthly (subject to a limit of 0.50% per annum of the Fund's average daily net assets) for: (1) advertising expenses including advertising by radio, television, newspapers, magazines, brochures, sales literature or direct mail; (2) costs of printing prospectuses and other materials to be given or sent to prospective investors; (3) expenses of sales employees or agents of the Distributor, including salary, commissions, travel, and related expenses in connection with the distribution of Fund shares; and (4) payments to broker-dealers (other than the Distributor) or other organizations for services rendered in the distribution of the Fund's shares, including payments in amounts based on the average daily value of Fund shares owned by shareholders in respect of which the broker-dealer or organization has a distributing relationship. The maximum annual amount currently payable under the Plan is 0.25%, but no payments may be made under the Plan until the Trust Board so authorizes. Any payment made pursuant to the Plan is contingent upon the Trust Board's approval. The Fund is not liable for distribution expenditures of the Distributor in any given year in excess of the maximum amount (0.50% per annum of the Fund's average daily net assets) payable under the Plan in that year. Salary expenses of sales staff responsible for marketing shares of the Fund may be allocated among various series of the Trust that have adopted a Plan similar to that of the Fund on the basis of average net assets; travel expenses are allocated among the series of the Trust. The Trust Board has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

Without shareholder approval, the Plan may not be amended to increase materially the costs that the Fund may bear. Other material amendments to the Plan must be approved by the Trust , and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Trust Board and by the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of the Fund. During the periods ended October 31, 1994, 1995, 1996, and the period ended May 31, 1997, the Fund neither accrued nor paid any dollars under the Plan.

SERVICE ORGANIZATIONS

The Fund may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for Advisor Shares of the Fund. The Fund may pay fees (which may vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization had a servicing relationship. Services provided by Service Organizations may include:
(1) providing personnel and facilities necessary to establish and maintain certain shareholder accounts and records; (2) assisting in processing purchase and redemption transactions; (3) arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; (4) verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designated accounts;
(5) providing periodic statements of a client's account balances and, to the extent practicable, integrating such information with other client transactions;
(6) furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; (7) transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Fund to clients; and (8) such other services as the Fund or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither SCMI nor Schroder Advisors will be a Service Organization or receive fees for servicing. The Fund has no intention of making any such payments to Service Organizations with respect to accounts of institutional investors and, in any event, will make no such payments until the Trust Board specifically so authorizes.

Some Service Organizations could impose additional or different conditions on their clients, such as requiring them clients to invest more than the minimum investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Fund. Each Service Organization agrees to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations would be urged to consult them regarding any such fees or conditions.

The Glass-Steagall Act and other applicable laws provide that banks may not engage in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank service organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Fund might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

PORTFOLIO ACCOUNTING

FFC, an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. The Accounting Agreement is terminable with respect to the Fund without penalty, at any time by the Trust Board upon 60 days' written notice to FFC or by FFC upon 60 days' written notice to the Trust.

Under its agreement, FFC prepares and maintains the books and records of the Fund that are required to be maintained under the 1940 Act, calculates the net asset value per share of the Fund, calculates dividends and capital-gain distributions, and prepares periodic reports to shareholders and the Securities and Exchange Commission. For its services to the Fund, FFC is entitled to receive from the Trust a fee of $36,000 per year plus $12,000 per year for each class of the Fund above one. FFC is entitled to an additional $24,000 per year with respect to global and international funds. In addition, FFC is also is entitled to an additional $12,000 per year with respect to tax-free money market funds, funds with more than 25% of their total assets invested in asset-backed securities, funds that have more than 100 security positions, or funds that have a monthly portfolio turnover rate of 10% or greater.

FFC is required to use its best judgment and efforts in rendering fund accounting services and is not be liable to the Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FFC is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control. The Trust has agreed to indemnify and hold harmless FFC and its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and all other expenses arising out of or in any way related to FFC's actions taken or failures to act with respect to a Fund or based, if applicable, upon information, instructions or requests with respect to a Fund given or made to FFC by an officer of the Trust duly authorized. This indemnification does not apply to FFC's actions taken or failures to act in cases of FFC's own bad faith, willful misconduct or gross negligence.

FFC assumed responsibility for fund accounting on August 15, 1994. Previously, these services were performed by Schroders Incorporated, the parent company of SCMI. For the fiscal years ended October 31, 1994, 1995, 1996, and the period ended May 31, 1997, the Fund and the Portfolio paid fund accounting fees of $28,797, $36,000, $37,972 and $21,000, respectively.

FEES AND EXPENSES

The Fund bears all costs of its operations other than expenses specifically assumed by Schroder Advisors or SCMI, including those expenses it indirectly bears through its investment in the Portfolio. The costs borne by the Fund include a pro rata portion of legal and accounting expenses; Trustees' fees and expenses; insurance premiums, custodian and transfer agent fees and expenses; brokerage fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities, if any, and pricing of the Fund's shares; a portion of the expenses of maintaining the Fund's legal existence and of shareholders' meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and a proportionate amount of the total operating expenses of the Portfolio, including advisory fees paid to SCMI. Advisor Shares or Investor Shares also bear any class-specific expenses, such as fees payable to service organizations. Trust expenses directly attributed to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series of the Trust in relation to the net assets of each series.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

Investment decisions for the Portfolio and for the other investment advisory clients of SCMI are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved, and a particular security may be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which in SCMI's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Portfolio's portfolio transaction costs are borne pro rata by its investors, including the Fund.

BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among brokers. Also, a particular broker may charge different commissions according to the difficulty and size of the transaction, for example. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. For fiscal years ended October 31, 1994, 1995, 1996 and the period ended May 31, 1997, the Fund paid total brokerage commissions of $29,224, $34,391, $37,589 and $145,748, respectively.

The Investment Advisory Agreement authorizes and directs SCMI to place orders for the purchase and sale of the Fund's investments with brokers or dealers it selects and to seek "best execution" of such portfolio transactions. SCMI places all such orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, SCMI uses its best efforts to obtain for the Portfolio the most favorable price and execution available. The Portfolio may, however, pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In seeking the most favorable price and execution, SCMI considers all factors it may deem relevant (including price, transaction size, the nature of the market for the security, the commission amount, the timing of the transaction (taking into account market prices and trends), the reputation, experience and financial stability of the broker-dealers involved, and the quality of service rendered by the broker-dealers in other transactions).

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, SCMI may receive research services from broker-dealers with which SCMI places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such items as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to SCMI in advising various of its clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio. The investment advisory fee paid by the Portfolio is not reduced because SCMI and its affiliates receive such services.

As permitted by Section 28(e) of the 1934 Act, SCMI may cause the Portfolio to pay a broker-dealer that provides SCMI with "brokerage and research services" (as defined in the 1934 Act) an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. In addition, SCMI may allocate brokerage transactions to broker-dealers who have entered into arrangements under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of Portfolio expenses, such as custodian fees.

Subject to the general policies of the Portfolio regarding allocation of portfolio brokerage as set forth above, the Schroder Core Board has authorized SCMI to employ: (1) Schroder & Co. Inc. ("Schroder & Co.") an affiliate of SCMI, to effect securities transactions of the Portfolio on the New York Stock Exchange only; and (2) Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect securities transactions of the Portfolio on various foreign securities exchanges on which Schroder Securities has trading privileges, provided certain other conditions are satisfied as described below.

Payment of brokerage commissions to Schroder & Co. or Schroder Securities for effecting such transactions is subject to Section 17(e) of the 1940 Act, which requires, among other things, that commissions for transactions on a securities exchange paid by a registered investment company to a broker that is an affiliated person of such investment company (or an affiliated person of another person so affiliated) not exceed the usual and customary broker's commissions for such transactions. It is the Portfolio's policy that commissions paid to Schroder & Co. or Schroder Securities will in SCMI's opinion be: (1) at least as favorable as commissions contemporaneously charged by Schroder & Co. or Schroder Securities, as the case may be, on comparable transactions for their most favored unaffiliated customers; and (2) at least as favorable as those which would be charged on comparable transactions by other qualified brokers having comparable execution capability. The Schroder Core Board, including a majority of the non-interested Trustees, has adopted procedures pursuant to Rule 17e-1 promulgated by the Securities and Exchange Commission under Section 17(e) to ensure that commissions paid to Schroder & Co. or Schroder Securities by the Portfolio satisfy the foregoing standards. Such procedures will be reviewed at least annually by the Schroder Core Board, including a majority of the non-interested Trustees. The Schroder Core Board will also review all transactions at least quarterly for compliance with such procedures.

It is further a policy of the Portfolio that all such transactions effected for the Portfolio by Schroder & Co. on the New York Stock Exchange be in accordance with Rule 11a2-2(T) promulgated under the 1934 Act, which requires in substance that a member of such exchange not associated with Schroder & Co. actually execute the transaction on the exchange floor or through the exchange facilities. Thus, while Schroder & Co. will bear responsibility for determining important elements of execution such as timing and order size, another firm will actually execute the transaction.

Schroder & Co. pays a portion of the brokerage commissions it receives from the Portfolio to the brokers executing the Portfolio's transactions on the New York Stock Exchange. In accordance with Rule 11a2-2(T), Schroder Core has entered into an agreement with Schroder & Co. permitting it to retain a portion of the brokerage commissions paid to it by the Portfolio. This agreement has been approved by the Schroder Core Board, including a majority of the non-interested Trustees.

The Fund has no understanding or arrangement to direct any specific portion of its brokerage to Schroder & Co. and will not direct brokerage to Schroder & Co. in recognition of research services. The Fund paid no commissions to Schroder & Co. during the fiscal years ended October 31, 1994, 1995, 1996 and the period ended May 31, 1997.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DETERMINATION OF NET ASSET VALUE PER SHARE

The net asset value per share of the Fund is determined as of 4:00 p.m. (Eastern time) each day the New York Stock Exchange (the "Exchange") is open. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the afternoon of valuation. The Exchange's most recent holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr.'s Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust Board and Schroder Core Board have established procedures for the valuation of securities: (1) equity securities traded on a securities exchange or on the NASDAQ National Market System for which last sale information is regularly reported are valued at the last reported sales prices on their primary exchange or the NASDAQ National Market System that day (or, in the absence of sales that day, at values based on the last sale prices on the preceding trading day or closing mid-market prices); (2) NASDAQ and other unlisted equity securities for which last sale prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market prices; (3) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the respective Board's procedures; (4) debt securities having a maturity in excess of 60 days are valued at the mid-market prices determined by a portfolio pricing service or obtained from active market makers on the basis of reasonable inquiry; and (5) short-term debt securities (having a remaining maturity of 60 days or less) are valued at cost, adjusted for amortization of premiums and accretion of discount.

Puts, calls and Stock Index Futures are valued at the last sales price on the principal exchange on which they are traded, or, if there are no transactions, in accordance with (1) above. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded in the Fund's books as an asset, and an equivalent deferred credit is recorded as a liability. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.

REDEMPTION IN-KIND

In the event that payment for redeemed shares is made wholly or partly in portfolio securities, the shareholder may incur brokerage costs in converting the securities to cash. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Fund's portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio.

TAXATION

Under the Code, the Fund and each other series established from time to time by the Trust Board is treated as a separate taxpayer for federal income tax purposes with the result that: (1) each such series must meet separately the income and distribution requirements for qualification as a regulated investment company; and (2) the amounts of investment income and capital gain earned are determined on a series-by-series (rather than on Trust-wide) basis.

The Fund qualified for its last fiscal year as a regulated investment company under Subchapter M of the Code and intends to so qualify each year so long as such qualification is in the best interests of its shareholders. To do so, the Fund intends to distribute to shareholders at least 90% of its "investment company taxable income" as defined in the Code (which includes, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss), and to meet certain diversification of assets, source of income, and other requirements of the Code. The Fund will therefore not be subject to federal income tax on its investment company taxable income and "net capital gain" (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to shareholders as ordinary income.

Amounts not distributed on a timely basis (in accordance with a calendar year distribution requirement) are subject to a 4% nondeductible excise tax. To prevent this, the Fund must distribute for each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (excluding any capital gain or loss) for the calendar year; (2) at least 98% of the excess of its capital gain over capital loss realized during the one-year period ending October 31 of such year; and (3) all such ordinary income and capital gain for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of the year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income (including realized net short-term capital gain) are taxable to shareholders as ordinary income. Generally, dividends of investment income (but not capital gain) from the Fund will qualify for the federal dividends-received deduction for corporate shareholders to the extent such dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held by said shareholders for more than 45 days. If securities held by the Fund are considered to be "debt-financed" (generally, acquired with borrowed funds), are held by the Fund for less than 46 days (91 days in the case of certain preferred stock), or are subject to certain forms of hedges or short sales, the portion of the dividends paid by the Fund that corresponds to the dividends paid with respect to such securities will not be eligible for the corporate dividends-received deduction.

Distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of the length of time Fund shares have been held by a shareholder and are not eligible for the dividends received deduction. A loss realized by a shareholder on the sale of shares of the Fund with respect to which capital-gain distributions have been paid will, to the extent of such capital-gain distributions, be treated as long-term capital loss (even though such shares may have been held by the shareholder for one year or less). Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment or distribution or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

All distributions to shareholders are taxable whether reinvested in additional shares or received in cash. Shareholders that reinvest distributions will have for federal income tax purposes a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

Distributions by the Fund reduce the net asset value of the Fund's shares. If a distribution reduces the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution, which will be returned to the investor in the form of a taxable distribution.

Upon redemption or sale of shares, a shareholder will realize a taxable gain or loss, which will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares.

The Fund may write, purchase or sell options or futures contracts. Unless the Fund is eligible to, and does, make a special election, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year (I.E., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless such special election is made, gain or loss from transactions in options and futures contracts will be 60% long-term and 40% short-term capital gain or loss.

Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options and futures.

The Trust is required to report to the Internal Revenue Service ("IRS") all distributions and gross proceeds from the redemption of Fund shares (except in the case of certain exempt shareholders). All such distributions and proceeds generally will be subject to the withholding of federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if: (1) the shareholder fails to furnish the Trust with and to certify the shareholder's correct taxpayer identification number or social security number; (2) the IRS notifies the Trust that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that it is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amount required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower rate under a tax treaty).

OTHER INFORMATION

ORGANIZATION

The Trust was originally organized as a Maryland corporation on July 30, 1969. On February 29, 1988, the Trust was recapitalized to enable its board of directors to establish a series of separately managed investment portfolios, each having different investment objectives and policies. At the time of the recapitalization, the Trust's name was changed from "The Cheapside Dollar Fund Limited" to "Schroder Capital Funds, Inc." On January 9, 1996, the Trust was reorganized as a Delaware business trust. At that time, the Trust's name was changed to its present name. The Trust is registered as an open-end management investment company under the 1940 Act.

Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply (or no contractual limitation of liability was in effect) and the series is unable to meet its obligations. Forum believes that, in view of the above, there is no risk of personal liability to shareholders.

CAPITALIZATION AND VOTING

The Trust has authorized an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series (such as the Fund) and may divide series into classes of shares, and the costs of doing so may be borne by the fund or Trust in accordance with the Trust Instrument. The Trust currently consists of eight separate series, each of which has a separate investment objective and policies. Some of the series offer two classes of shares, Investor Shares and Advisor Shares.

When issued for the consideration described in the prospectuses or under the applicable dividend reinvestment plan, shares are fully paid, nonassessable, and have no preferences as to conversion, exchange, dividends, retirement or other features. Shares have no preemptive rights and have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Each shareholder of record is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Shares of each class vote separately to approve investment advisory agreements or changes in investment objectives and other fundamental policies affecting the portfolio to which they pertain, but all classes vote together in the election of Trustees and ratification of the selection of independent accountants. Shareholders of any particular class are not be entitled to vote on any matters as to which such class are not affected.

The Trust does not hold annual meetings of shareholders. The matters considered at an annual meeting typically include the reelection of Trustees, approval of an investment advisory agreement, and the ratification of the selection of independent accountants. These matters are not submitted to shareholders unless a meeting of shareholders is held for some other reason, such as those indicated below. Each of the Trustees serves until death, resignation or removal. Vacancies are filled by the remaining Trustees, subject to the provisions of the 1940 Act requiring a meeting of shareholders for election of Trustees to fill vacancies. Similarly, the selection of independent accountants and renewal of investment advisory agreements for future years is performed annually by the Trust Board. Future shareholder meetings will be held to elect Trustees if required by the 1940 Act, to obtain shareholder approval of changes in fundamental investment policies, to obtain shareholder approval of material changes in investment advisory agreements, to select new independent accountants if the employment of the Trust's independent accountants has been terminated, and to seek any other shareholder approval required under the 1940 Act. The Trust Board has the power to call a meeting of shareholders at any time when it believes it is necessary or appropriate. In addition, the Trust Instrument provides that a special meeting of shareholders may be called at any time for any purpose by the holders of at least 10% of the outstanding shares entitled to be voted at such meeting.

In addition to the foregoing rights, the Trust Instrument provides that holders of at least two-thirds of the outstanding shares of the Trust may remove any person serving as a Trustee either by declaration in writing or at a meeting called for such purpose. Further, the Trust Board is required to call a shareholders meeting for the purpose of considering the removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In addition, the Trust Board is required, if requested in writing to do so by ten or more shareholders of record (who have been such for at least six months), holding in the aggregate the lesser of: (1) shares of the Trust having a total net asset value of at least $25,000; or (2) 1% of the outstanding shares of the Trust, to help such holders communicate with other shareholders of the Trust with a view to obtaining the requisite signatures to request a special meeting to consider Trustee removal.

PERFORMANCE INFORMATION

Performance quotations of the average annual total return and cumulative total return of each class of shares is provided in advertisements or reports to shareholders or prospective investors.

Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a class of the Fund over periods of 1, 5 and 10 years (since commencement of operations), calculated pursuant to the following formula:

                                  P (1+T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of Fund and any class expenses (net of certain reimbursed expenses) on an annual basis and will assume that all dividends and distributions are reinvested in shares of the same class when paid.

As of May 31, 1997, the Fund's performance was as follows:

                                  Investor Shares                 Advisor Shares
                                  ---------------                 --------------
Month Ended                       0.25%                           0.34%
Year to Date                      (1.49%)                         1.66%
12 Months Ended 4-30-97           5.20%                           N/A
1 Year Total Return               10.93%                          N/A
3 Year Total Return               27.40%                          N/A
5 Year Total Return               N/A                             N/A
Since Inception                   24.91%                          27.23%


Quotations of cumulative total return will reflect only the performance of a hypothetical investment in a class of the Fund during the particular time period shown. Cumulative total returns vary based on changes in market conditions and the level of the Fund's and any applicable class expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating cumulative total return to current or prospective investors, these figures may also be compared with the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Investors who purchase and redeem shares of a class of the Fund through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on these assets). Such fees have the effect of reducing the average annual or cumulative total returns for those investors.

PRINCIPAL SHAREHOLDERS

As of August 31, 1997, the following persons owned of record or beneficially 5% or more of the Fund's shares:

                                                                PERCENT OF CLASS
INVESTOR SHARESSHAREHOLDER                SHARE BALANCE              OF FUND
--------------------------                -------------              -------
Schroder Nominees Limited                     530,191                 24.61%
120 Cheapside
London EC2V 6DS England

GOOSS & CO                                    215,072                 11.65%
c/o Chase Manhattan Bank
1211-6th Ave 35th Floor
New York, NY  10036

FTC & CO                                      212,477                  9.86%
Attn: DATALYNC #022
PO Box 173736
Denver, CO  80217-3736

Fleet National Bank TTEE                      145,885                  6.77%
FBO Durotest for Higgens Assoc
PO Box 92800
Rochester, NY  14692

Grace Church Co                               145,548                  6.76%
75 Wall Street 17th Floor
New York, NY  10265


ADVISOR SHARESSHAREHOLDER
-------------------------
Donaldson Lufkin & Jenrette                   20,121                 68.68%
Securities Corporation
PO Box 2052
Jersey City, NY  10265

National Investor Services Corp               9,175                  31.32%
For Exclusive Benefit of Our Customers
55 Water Street
New York, NY  10041

CUSTODIAN

The Chase Manhattan Bank, through its Global Custody Division located in London, England, acts as custodian of the Portfolio's assets but plays no role in making decisions as to the purchase or sale of portfolio securities for the Portfolio. Pursuant to rules adopted under the 1940 Act, the Portfolio may maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Core Trust Board following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Portfolio assets.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

FFC, Portland, Maine, acts as the Fund's transfer agent and dividend disbursing agent.

LEGAL COUNSEL

ROPES & GRAY, One International Place, Boston, Massachusetts 02110-2624, counsel to the Fund, passes upon certain legal matters in connection with the shares offered by the Funds.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P. serves as independent accountants for the Fund. Coopers & Lybrand L.L.P. provides audit services and consultation in connection with review of U.S. Securities and Exchange Commission filings. Their address is One Post Office Square, Boston, Massachusetts 02109.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The audited Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments, Notes to Financial Statements and Financial Highlights of the Fund for the fiscal year ended May 31, 1997 and the Report of Independent Accountants thereon (included in the Annual Report to shareholders), which are delivered along with this SAI, are incorporated herein by reference.

                                    APPENDIX

                      RATINGS OF CORPORATE DEBT INSTRUMENTS

                            MOODY'S INVESTORS SERVICE

                          FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                            COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to municipal commercial paper as well as taxable commercial paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

                                STANDARD & POOR'S

                          FIXED-INCOME SECURITY RATINGS

An S&P's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

                            COMMERCIAL PAPER RATINGS

S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3"           Indicates   a   satisfactory   capacity   for  timely   payment.
                Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                                       25